T h i r d Q u a r t e r 2 0 2 5 Since 1890

Disclosure Statement 1 This presentation includes forward-looking statements. These statements include descriptions of management’s plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner’s general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 15, 2025 as well as the Form 10-K for the year ended December 31, 2024 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Third quarter 2025 highlights 2 • Net income of $53.5 million, compared to $45.5 million for the prior quarter • HFI Loan growth of $478 million year-over-year (4%) • Total loan originations (excluding HFS) were $795 million • Core deposit growth of $426 million quarter-over-quarter (14% annualized) • Net interest margin (tax equivalent) increased 6 basis points to 3.98% • Efficiency ratio (GAAP) improved 274 basis points quarter-over-quarter to 59.76%; adjusted, non-GAAP efficiency ratio improved 174 basis points to 58.54% • Return on average assets of 1.30%, and return on average equity of 11.33%, compared to 1.13% and 9.92%, respectively, for the prior quarter • $1.4 million provision for credit losses - loans driven by changes in portfolio mix and individually evaluated loans; $1.3 million provision for credit losses - unfunded commitments; Allowance for credit losses – loans was 1.36% of total loans • Non-performing assets remained low at 0.27% of total assets, down 3 basis points from last quarter • Repurchased 250,000 shares of Banner common stock at an average price of $63.11 per share • Announced 4% increase in dividend to $0.50 per share to be paid in November 2025

Building value at Banner Building value for stakeholders … by focusing on core banking competency … that is sustainable through change events … and scalable with acquisition growth Banner Corporation Assets $16.6B Deposits $14.0B Loans $11.7B Offices 135 Employees 1,889 3 Acquisition History 2019 Q4 2018 Q4 2015 Q4 2015 Q1 2014 Q2 AltaPacific Bank Skagit Bank AmericanWest Bank Siuslaw Bank SW Oregon Branches Assets $0.4B $0.9B $4.5B $0.4B $0.2B Deposits $0.3B $0.8B $3.6B $0.3B $0.2B Loans $0.3B $0.6B $3.0B $0.2B $0.1B Offices 6 11 98 10 6

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Growing revenue Take advantage of ideal geography Offer super community bank value proposition Guard and improve reputation Grow market share 4

Growing revenue … in a good place since 1890 5 Source: U.S. Census Bureau Moody’s Analytics Forecasted (October 2025) Population Estimate (millions) 2020 2030 Growth Washington 7.7 8.2 7%* Oregon 4.2 4.4 3% Idaho 1.8 2.2 19%* California 39.5 39.4 0% Region 53.3 54.2 2% United States 331.6 347.0 5% * Among the fastest growing in the country

Growing revenue … in an ideal geography Powerful and diverse economic drivers From Banner’s Pacific Northwest base to … Technology Manufacturing Consumer Logistics Natural Resources Agriculture Traditional, specialty crops, orchards, wineries, … California From Apple to from Silicon Valley to the Central Valley … the world’s 5th largest economy* 6 * Source: International Monetary Fund and U.S. Bureau of Economic Analysis, October 2025

Growing revenue Our super community bank value proposition Broad product offerings serving middle market, small business and consumer client base Decision-making as close to client as possible Delivery channels aligned to maximize tactical execution of strategic plan Community investment 7

Growing revenue Guard and protect our reputation Best in Customer Satisfaction for Retail Banking in the Northwest J.D. Power *for J.D. Power 2025 Award Information, visit jdpower.com/awards Most Trustworthy Companies in America Newsweek 2023, 2024 and 2025 World’s Most Trustworthy Companies Newsweek 2023, 2024 and 2025 America’s Best Regional Banks Newsweek 2024 & 2025 Outstanding CRA Rating FDIC 2025 and 2021 (two consecutive examination cycles) 5-Star rating™ (highest category) BauerFinancial; 12+ years 100 Best Banks in America Forbes, 9 consecutive years (2017-2025) Top 50 U.S. Public Banks (assets of $10B+) S&P Global Market Intelligence 2021-2024 Great Place to Work certification (May 2025-2026) 8

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0 5 10 15 20 25 30 0% 4% 8% 12% 16% 20% 24% 28% $ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0 25 50 75 100 125 150 175 200 Growing revenue Deposit Fees as % of Core Revenue 1 Other Fees Mortgage Banking Deposit Fees 9 1. Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and gains/losses incurred on building and leases exits. Core revenue1 Quarter Ending Quarter Last 12 Months Amount Amount 09/30/25 $169M $652M 12/31/09 $45M $177M Non-interest income1 Quarter Ending Quarter Last 12 Months Amount Amount 09/30/25 $18.8M $75.7M 12/31/09 $6.6M $31.1M Other Income Net Interest Income

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Protecting net interest margin Improve earning asset mix Improve funding mix Reduce deposit costs Maintain loan-to-deposit ratio 10

Protecting net interest margin $ Millions Avg Bal Cost (in bps) Non-interest 4,573 0 Interest Bearing 7,708 200 CDs 1,511 353 Subtotal Deposits 13,792 150 FHLB & Other 342 418 Total 14,134 157 11 32% 55% 11% 2% 76% 24% 34% 30% 36% Non-interest Bearing Certificates of Deposit Interest Bearing and Savings Securities & Int-bearing Deposits Loans Fixed: 4.89% Yield Floating: 7.47% Yield Low Cost Funding Mix 9/30/2025 Adjustable: 5.42% Yield Earning Asset Mix 9/30/2025 Loan Repricing Structure 9/30/2025 $ Millions Avg Bal Yield (in bps) Loans 11,673 617 Securities & Int- bearing Deposits 3,607 306 Total 15,280 543 66% of the loan portfolio is floating/adjustable 71% of the floating/adjustable loans have floors 22% of the loans that have floors are at the floor 29% of the loans that have floors are within 100 basis points of the floor (excludes loans at the floor) FHLB & Other

20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 —% 1% 2% 3% 4% 5% 6% 7% $ B ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0 2 4 6 8 10 12 14 16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Protecting net interest margin Non-core Deposits Core Deposits Manage deposit costs Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 09/30/25 $52.3M 1.50% $202.5M 1.50% 12/31/09 $17.7M 1.83% $83.2M 2.21% 12 Focus on core deposits Quarter Ending Balance % of Total Deposits 09/30/25 $12,476M 89% 12/31/09 $1,924M 50% Loan Yield Deposit Cost Core Deposits % Loan–Deposit Spread

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 -20% -10% 0% 10% 20% 30% 40% 50% Protecting net interest margin Peer Median Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Net Non-core Funding Dependence Peer Top Quartile 13 $ B illio n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 —% 20% 40% 60% 80% 100% 0 2 4 6 8 10 12 14 Banner Loan-to-Deposit Ratio Deposits Loans

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0% 1% 2% 3% 4% 5% 6% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Protecting net interest margin Maintain top quartile net interest margin Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 09/30/25 $150M 3.89% $576M 3.82% 12/31/09 $39M 3.53% $146M 3.36% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 14 Peer Top Quartile Peer Median Net Interest Margin Banner Net Interest Margin Earning Asset Yield Funding Cost

Conservative investment portfolio 15 Assumes flat forward balance sheet, parallel and sustained shift in market rates ratably over a 12-month period (ramp) or immediate (shock); Base as of 9/30/25 CMO, $1,017, 34.0% MBS, $787, 26.3% CMBS, $456, 15.2% Municipal, $463, 15.5% ABS, $135, 4.5% Corp, $124, 4.1% Agency, $7, 0.2% Other, $3, 0.1% Y e ar s -0.42 9.01 6.10 1.88 6.56 6.50 6.47 6.46 Total Portfolio Effective Duration Duration on New Purchases Q4 2024 Q1 2025 Q2 2025 Q3 2025 -2.00 0.00 2.00 4.00 6.00 8.00 10.00 6.46% 4.85% 5.73% 6.79% 2.99% 2.97% 2.96% 2.93% New Purchases Tax Effective Yield Total Portfolio Tax Effective Yield Q4 2024 Q1 2025 Q2 2025 Q3 2025 0% 2% 4% 6% 8% 12 Month Net Interest Income Sensitivity ($MM), % Change Quarterly New Purchases: Average Duration Investment Portfolio Composition ($2.99 billion) 76% of investments are Agency MBS/CMO or AAA rated 8.6% non-rated investments, principally CRA investments Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive. Quarterly New Purchases: Average Yield $ MillionsRamp $MM Ramp % Change Shock $MM Shock % Change Up 200 635,138 1.4% 644,959 3.0% Up 100 632,843 1.0% 641,365 2.4% Base 626,379 0.0% 626,379 0.0% Down 100 618,107 (1.3)% 607,681 (3.0)% Down 200 611,711 (2.3)% 593,364 (5.3)%

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Spending carefully Benefit from scale Control core operating expense 16

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0 20 40 60 80 100 20% 30% 40% 50% 60% 70% 80% 90% 100% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 50% 60% 70% 80% 90% 100% Spending carefully Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 17 Control core operating expense Quarter Ending Quarter Last 12 Months Amount Amount 09/30/25 $99M $394M 12/31/09 $31M $132M Peer Top Quartile Peer Median Banner Efficiency Ratio Occupancy Compensation Information Services Other Efficiency Ratio

Maintaining a moderate risk profile Embrace effective enterprise risk management Minimize non-performing assets Maintain appropriate loan loss reserve Maintain appropriate risk capital Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely 18

Commercial RE 34% Multifamily 7% Construction 15% Commercial 21% Agricultural 3% 1-4 Family 14% Consumer 6% Diversified loan portfolio 19 Loan Composition 9/30/2025 CRE Breakout $MM % Owner Ooccuped CRE 1,135 10 % Investment Properties 1,652 14 % Small Balance CRE 1,210 10 % Total Comm CRE 3,997 34 % Construction Breakout $MM % Commercial 144 1 % Multifamily 586 5% 1-4 Family 578 5 % Land 427 4 % Total Construction 1,736 15 % Loan Originations (commitments, $MM) A ve rag e Y ie ld 8.27% 8.59%8.47%8.47% 8.23% 7.56% 8.01% 7.27% 7.35% Commercial RE Multifamily Construction Commercial Agricultural 1-4 Fam Consumer Avg Yield on New Loan Originations Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 0 200 400 600 800 1,000 1,200 1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

20 Characteristics of highlighted loan segments Office 1 Balances ($MM) $632.0 Percent of Total Loans 5.4% Total Investor Office $356.2 Total Owner Occupied $275.8 Average Loan Size $0.8 Largest Loan Size $18.4 30 + days Past Due $0.0 Adversely Classified $0.7 Retail 2 Balances ($MM) $1,457.0 Percent of Total Loans 12.5% Balance of Retail Loans Secured by CRE * $1,351.7 Average Loan Size $0.7 Average CRE Secured Loan Size $0.8 Largest Loan Size $24.1 30 + days Past Due $1.8 Adversely Classified $24.2 * No mall exposure Healthcare 3 Balances ($MM) $414.9 Percent of Total Loans 3.6% Balance Secured by Medical Office * $165.5 Medical Office as a % of Total Loans 1.4% Average Loan Size $0.5 Average Medical Office Size $0.7 Largest Loan Size $15.8 30 + days Past Due $0.6 Adversely Classified $18.6 * No hospital exposure 1 By collateral code 2 Retail business loans, both commercial and commercial real estate secured loans 3 All healthcare and social services, including both commercial and commercial real estate secured loans Multifamily Balances ($MM) $860.7 Percent of Total Loans 7.4% Total Affordable Housing $408.4 Total Market Rent/ Middle Income $452.2 Average Loan Size $1.7 Largest Loan Size $30.0 30 + days Past Due $0.0 Adversely Classified $2.1 CA 37% ID 6% OR 15% Other 3% WA 39% CA 29% ID 6% OR 16% Other 6% WA 43% CA 19% ID 4% OR 18% Other 3% WA 56% CA 31% ID 1%OR 21% Other 7% WA 40%

21 Origination Year Portfolio Segment Balance % Owner Occupied 2025 2024 2023 2022 and earlier Office $632.0 44% $63.4 $22.2 $38.0 $508.5 Retail (CRE Secured) $1,351.7 54% $129.3 $228.0 $138.3 $856.1 Medical Office $165.5 53% $14.5 $18.0 $7.8 $125.1 Multifamily $860.7 0% $23.8 $36.0 $66.5 $734.4 Scheduled Maturity or Next Reprice Date (excludes variable rate loans) Portfolio Segment Balance < 12 months 1 - 2 years 2 - 3 years 3 - 5 years > 5 years Office $632.0 $101.2 $84.5 $78.2 $183.6 $106.3 Retail (CRE Secured) $1,351.7 $156.6 $155.5 $159.7 $455.6 $167.2 Medical Office $165.5 $24.7 $19.3 $11.7 $52.2 $27.4 Multifamily $860.7 $147.4 $124.4 $32.1 $80.3 $397.8 Characteristics of highlighted loan segments

Allowance for credit losses 22 $ M ill io n s ACL Provision/ 2.0 2.5 0.5 2.4 1.7 3.0 3.1 4.8 2.7 20 23 -Q 3 20 23 -Q 4 20 24 -Q 1 20 24 -Q 2 20 24 -Q 3 20 24 -Q 4 20 25 -Q 1 20 25 -Q 2 20 25 -Q 3 $ M ill io n s $108.4 $167.3 $132.1 $141.5$149.6$155.5$157.3$160.5$159.7 1.16% 1.90% 1.48% 1.39% 1.38% 1.37% 1.38% 1.37% 1.36% ACL - Loans ACL - Loans as % of Loans, excluding PPP C EC L D ay 1 12 /3 1/ 20 20 12 /3 1/ 20 21 12 /3 1/ 20 22 12 /3 1/ 20 23 12 /3 1/ 20 24 20 25 -Q 1 20 25 -Q 2 20 25 -Q 3 Allocation of Allowance for Credit Losses-Loans Allowance ($000) % Coverage Non-performing ($000) % Coverage NPLs Commercial RE 41,191 1.03% 734 NM* Multifamily 9,901 1.15% 0 0% Construction 35,144 2.02% 4,240 829% 1-4 Family 20,485 1.29% 17,410 118% Commercial 37,646 1.55% 6,990 539% Agricultural 5,268 1.48% 5,765 91% Consumer 10,072 1.36% 4,877 207% Total 159,707 1.36% 40,016 399% *not meaningful

$ M ill io n s 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0 50 100 150 200 250 300 350Minimize non-performing assets Quarter Ending NPAs REO Amount % of TA Amount % of TA 09/30/25 $45M 0.27% $5M 0.03% 12/31/09 $292M 6.11% $78M 2.01% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Maintaining a moderate risk profile ACLL Real Estate Owned Non-performing Loans 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Peer Top Quartile Peer Median Banner ACLL to Total Loans 23

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Employing capital wisely Maintain premium to tangible book value Pay appropriate dividends Prepare for future opportunities 24

Reconciliation of non-GAAP measures 25 $ Thousands Quarters Ended PRE-TAX PRE-PROVISION EARNINGS Sep 30, 2025 Jun 30, 2025 Sep 30, 2024 Income before provision for income taxes (GAAP) $ 66,027 $ 56,007 $ 55,755 Provision for credit losses 2,670 4,795 1,692 Pre-tax pre-provision earnings (non-GAAP) 68,697 60,802 57,447 Exclude net (gain)/loss on sale of securities (377) 3 — Exclude net change in valuation of financial instruments carried at fair value (223) (88) (39) Exclude net building and lease exit costs (331) 1,753 — Adjusted pre-tax pre-provision earnings (non-GAAP) $ 67,766 $ 62,470 $ 57,408

Building value at Banner Building value for … Shareholders by delivering top quartile financial performance Clients by delivering super community bank service and products Employees by offering opportunity and reward Communities by providing capital and staying involved 26